Life can only be understood backwards; but it must be lived forwards… KIERKEGAARD Invivyd 1 October 30, 2025 © 2025 Invivyd, Inc. All trademarks used in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as "may," "will," "should," "expect," "plan," "anticipate," "seek," "could," "intend," "target," "aim," "project," "designed to," "estimate," "believe," "predict," "potential" or "continue" or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, expectations about the COVID landscape; beliefs about limitations of COVID vaccines and the expected advantages of monoclonal antibodies (mAbs), including the potential to engineer mAbs for consistent high activity against SARS-CoV-2 variants; expectations regarding durability and stability of the company's antibodies; plans related to the company's research and development activities, and the timing and potential results thereof; the potential of VYD2311 as a mAb candidate; expectations regarding the company's clinical trial designs and enrollment, regulatory pathway, product profile, target patient population, indication and potential administration paradigm for VYD2311; PEMGARDA® (pemivibart) as a mAb for pre-exposure prophylaxis (PrEP) of COVID-19 in certain immunocompromised patients; estimates regarding the size of target patient populations and the potential market opportunity for the company's product candidates, as well as its market position; the company's commercialization plans, strategies, goals and expectations; the potential of the company's pipeline and discovery efforts, including for COVID, Long COVID, respiratory syncytial virus (RSV) and measles; the company's business strategies and objectives, and ability to execute on them; the company's future prospects; and other statements that are not historical fact. The company may not actually achieve the plans, intentions or expectations disclosed in the company's forward-looking statements and you should not place undue reliance on the company's forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the company's actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: the timing, progress and results of the company's discovery, preclinical and clinical development activities, including the initiation of the DECLARATION clinical trial, and finalization and initiation of other aspects of the REVOLUTION clinical program, such as the LIBERTY clinical trial, subject to final alignment with the U.S. Food & Drug Administration (FDA); clinical trial site activation or enrollment rates; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of the company's product candidates based on neutralizing activity in nonclinical studies; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; how long the emergency use authorization (EUA) granted by the FDA for PEMGARDA for COVID-19 PrEP in certain immunocompromised patients will remain in effect and whether such EUA is revised or revoked by the FDA; changes in the regulatory environment; the outcome of the company's engagement with regulators; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways; the company's ability to generate the data needed to support a potential Biologics License Application (BLA) submission for VYD2311; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of any product candidate following regulatory authorization or approval; the success of the company's in-house sales force, and company's ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize any authorized or approved product candidates; changes in expected or existing competition; the company's reliance on third parties; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; variability of results in models and methods used to predict activity against SARS-CoV-2 variants; whether the epitopes that pemivibart and VYD2311 target remain structurally intact; whether the company's product candidates are able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the complexities of manufacturing mAb therapies, and availability of quantities of commercial launch product in the future, if authorized or approved; macroeconomic and political uncertainties; the company's ability to continue as a going concern; and whether the company has adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause the company's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, each filed with the Securities and Exchange Commission (SEC), and in the company's other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this press release are made as of this date, and Invivyd undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law.

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Life can only be understood backwards; but it must be lived forwards… KIERKEGAARD Invivyd 3 October 30, 2025. © 2025 Invivyd, Inc. All trademarks used in this presentation are the property of their respective owners.

Invivyd is committed to developing best-in-class antibody protection and treatment of viral threats COVID PEMGARDA® (pemivibart) VYD2311 LONG COVID SPEAR Study Group RSV Discovery-stage program MEASLES Discovery-stage program agenda 01 The COVID Situation 02 Invivyd Antibodies 03 REVOLUTION Clinical Program 04 Future Commercial Landscape

Perceived as a “respiratory” virus because of transmission, but actually a vascular, prothrombotic, immunomodulatory novel virus Influenza Entry via sialic acid receptor Largely bronchoepithelial cells RSV Entry via CX3CR1 Largely bronchoepithelial cells SARS-CoV-2 Entry via ACE2 Epithelial and endothelial cells

COVID vaccines aren’t the problem: humans are. Humans don’t make long lasting antibodies against coronaviruses. Our findings raise concern that humoral immunity against SARS-CoV-2 may not be long lasting… the results call for caution regarding antibody-based “immunity passports,” herd immunity, and perhaps vaccine durability, especially in light of short-lived immunity against common human coronaviruses. Otto Yang, UCLA, July 2020 New England Journal of Medicine

Omicron made COVID even harder for vaccines. “There is no world, I think, where [the effectiveness] is the same level… we had with [the] Delta [variant],” Stéphane Bancel told the Financial Times Financial Times, November 30, 2021

Americans have avoided COVID vaccines due to safety fears and mistrust COVID Don’t trust government 6.7% No time/ did not 8.8% get around to it Choose not to get 10.0% any vaccine Not concerned about 12.9% getting infected Concerned about serious/ 20.0% unknown side effects 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% FLU Other 5.7% Vaccine can’t 5.8% prevent infection No time/did not 10.7% get around to it Choose not to 15.5% get any vaccine Not concerned about 20.1% getting infected 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% A COVID national -19 CDC vaccine survey (40%) of adults and lack during of concern June – about July 2024 getting found sick that for the flu most vaccine common (37%) reasons among adults for non aged -vaccination ≥ 18 years, during and the lack 2023 of knowledge – 24 respiratory for RSV virus vaccine season (36%) were among concerns adults about aged serious ≥ 60 and years unknown . side effects for Source: Centers for Disease Control and Prevention, Reasons for non-vaccination with COVID-19, influenza, and RSV vaccines during the 2023–24 respiratory virus season, November 8, 2024.

We want to break the COVID stalemate COVID Conundrum Infection nobody wants Vaccines few trust Option 3 agenda 01 The COVID Situation 02 Invivyd Antibodies 03 REVOLUTION Clinical Program 04 Future Commercial Landscape

COVID today demands a monoclonal antibody In contrast to vaccines, monoclonal antibodies can be engineered for consistent high activity

SARS-CoV-2 changes rapidly Circulating Proportions of US CDC Tracked Variants - ....... ro 0 ‘+ - 0— ~ - 0 Q) “— .ro r: (/) ....... c ro ·c ~

SARS-CoV-2 changes rapidly Circulating Proportions of US CDC Tracked Variants - ....... ro 0 ‘+ - 0— ~ - 0 Q) “— .ro r: (/) ....... c ro ·c ~

Pemivibart epitope Polymorphic Plasticity low high BUT our epitope hasn’t changed: by design SARS-COV-2 Spike RBD Amino Acid Residue Plasticity Index (RPI) demonstrates target dynamics over the past 3 years

We innovate to stay ahead and improve performance pemivibart Minimally evolved molecular engineered [MEME] VYD2311 Humans have limited antibody diversity and capability. Invivyd has no such limit.

We see remarkable durability and stability of our antibodies Engineered against stable epitopes – beyond human immune capability agenda The COVID Situation Invivyd Antibodies REVOLUTION Clinical Program Future Commercial Landscape

The covid situation Invivyd Antibodies 03 REvolutions Clinical Program

VYD2311/REVOLUTION Clinical Program Phase 1/2 Study Randomized, double-blind, placebo-controlled trial was conducted to evaluate safety, tolerability, pharmacokinetics, and immunogenicity in healthy participants Pivotal Efficacy Study ‘DECLARATION’ Phase 3, placebo-controlled efficacy trial in prevention of symptomatic COVID Vaccine Study ‘LIBERTY’ Safety/Tolerability comparison with COVID mRNA vaccines (and co-administration)

VYD2311 Phase 1/2 study – Stress tested safety at extremely high doses In-clinic Confinement and Dosing Screening Follow-up Period D -28 D -1 to D 2 D 3 D 4 D 7 D 14 D 21 D 45 D 65 M 3 M 4 M 5 M 6 Day 1 Dosing: Safety Contact Visit Visit Visit Visit Visit Visit Visit Visit Sentinels (n=2) EOS Randomized 1:1 24 hrs post dose IV C2 C1 72 hrs post dose IM Safety Safety (VYD2311:Placebo) Monitoring/Investigator Data Data approval Dosing Regimen* VYD—2311 Placebo *Day 1 Dosing: Cohort 1 (1000 mg IM) N=8 N=2 C1 – Non-sentinel (n=8) Randomize 7:1 and Cohort 2 (2000 mg IV) N=8 N=2 C3 Dose SRC Escalation C2—Sentinels (n=2) Approval Cohort 3 (4500 mg IV) N=8 N=2 Randomize 1:1 C4 Dose (VYD2311:Placebo) Cohort 4 (1250 mg SC) N=8 N=2 EOS–end of study; IM-intramuscular(ly); IV-intravenous(ly); SRC-Safety Review Committee. *After C1 sentinel participants (1:1 VYD 2311; placebo) have completed 72 hrs of safety monitoring, the remaining C1 participants and the C2 sentinel participants can begin dosing. C1 non-sentinel participant dosing can occur in parallel with dosing of all C2 participants. Upon SRC approval, C3 sentinel participants (1:1 VYD 2311; placebo) can begin dosing followed by remaining C3 participants. After C4 sentinel participants have completed 72 hours of safety monitoring, the remaining C4 non-sentinel participants can begin dosing. Reference: Invivyd. Data on File.

Initial Phase 1/2 extreme dose safety data -attractive and reflective of ordinary mAb safety VYD2311 administered IV at up to 4500 mg in Phase 1/2, which was as much as 18 years of antibody at the dose to be used in the Declaration study Injection site reactions • IM: 1 (12.5%) VYD2311 participant with mild pain, duration 1 hour, not requiring treatment • SC: 8 (100%) VYD2311 participants all mild, of short duration, not requiring treatment Infusion related reactions • 3 (37.5%) VYD2311 participants receiving 4500 mg infusion • 2 mild and 1 moderate, duration 3 to 20 minutes, the moderate reaction had study drug interruption and received paracetamol and loratadine, resumed full infusion without recurrence No deaths, SAEs, hypersensitivity reactions, severe TEAEs, or other significant TEAEs No trends in laboratory, vital signs, ECG values, or physical examination findings indicating a safety risk IM, intramuscular; SC, subcutaneous; SAEs, serious adverse events; TEAEs, treatment emergent adverse events

Declaration Establish safetyand Efficacy in

We aim to demonstrate a subsatantial reduction in yours risk of getting covid

For the benefit of whom? Broad Patient ~150M Population The patient population includes adults and adolescents (12 years and older and weighing at least 40 kg) with and without risk factors for progression to severe COVID What are we measuring? PCR confirmed symptomatic SARS-CoV-2 (COVID-Like Illness “CLI” consistent across Invivyd RCTs)

250 mg single dose IM targets 70%-90% reduction in symptomatic COVID vs. placebo over 3 months Multi-dose expected higher Immune correlates of protection model for predicting efficacy from neutralizing antibody titers

Long Half Life (76 days) and relatively flat titer: protection curve allows long-term protection following a single dose At one-year, single dose sVNA titer would still confer greater than 50% protection Every 90-day period requires only 1.2 product half-lives sVNA = serum virus neutralizing antibody

DECLARATION: an opportunity to establish a Correlate of Protection for Invivyd monoclonal antibodies • Streamline development • Competitive moat • Accelerate innovation (half life, dose, protection)

A Phase 3, Randomized, Pooled-Vaccine, Double-Blind Clinical Trial to Evaluate Head-to-Head Safety/Tolerability and Co-Administration Interaction of VYD2311 with Approved mRNA COVID Vaccines in Adults

mRNA vaccination safety and tolerability

Warnings and Precautions (COMIRNATY® and SPIKEVAX® Prescribing Information)

Postmarketing data from use of authorized or approved mRNA COVID-19 vaccines demonstrated increased risks of **myocarditis and pericarditis**, with onset of symptoms typically in the first week following vaccination. The observed risk has been highest in males 12 years through 24 years of age.

Adverse Reactions most commonly reported (≥ 10%) (COMIRNATY® and SPIKEVAX® Prescribing Information)):

	COMIRNATY®	SPIKEVAX®		
	Participants 12 years of age and older	Participants 12-17 years of age	Participants 18 - 64 years of age	Participants 65 years of age+
Pain at injection site	Up to 90.5%	90.6%	86.3%	76.3%
Fatigue	77.5%	58.1%	62.0%	58.1%
Headache	75.5%	Up to 56.3%	58.9%	42.1%

COMIRNATY®, Participants 12 years of age and older:
- Chills (up to 49.2%)
- Muscle pain (up to 45.5%)
- Joint pain (up to 27.5%)
- Fever (up to 24.3%)
- Injection site swelling (up to 11.8%)
- Injection site redness (up to 10.4%)

SPIKEVAX®, Participants 12-17 years of age:
- myalgia (up to 40.1%)
- chills (up to 30.2%)
- axillary swelling/ tenderness (up to 27.8%)
- Arthralgia (up to 23.9%)
- nausea/vomiting (up to 17.9%)
- Swelling at injection site (up to 13.3%)

SPIKEVAX®, Participants 18 - 64 years of age:
- myalgia (up to 49.6%)
- arthralgia (up to 41.9%)
- chills (up to 40.3%)
- axillary swelling/ tenderness (up to 24.8%)
- nausea/vomiting (up to 16.7%)

SPIKEVAX®, Participants 65 years of age+:
- myalgia (up to 47.4%)
- arthralgia (up to 39.5%)
- chills (up to 18.4%)
- axillary swelling/ tenderness (up to 14.3%)

References: Prescribing Information – COMIRNATY Aug 2025; Prescribing Information - SPIKEVAX Aug 2025

Previous Invivyd IM antibody safety What could we expect from an IM COVID antibody? • 0 Myocarditis / pericarditis • 1 hypersensitivity (urticaria) out of 1,293 exposures in drug arm • EVADE Phase 2/3 clinical trial: 300mg IM adintrevimab (PrEP / PEP) Ison, M. Prevention of COVID-19 Following a Single Intramuscular Administration of Adintrevimab: Results From a Phase 2/3 Randomized, Double-Blind, Placebo-Controlled Trial (EVADE). Open Forum Infectious Disease. 2023, Jun 13. TEAE Adintrevimab % Placebo % Injection Site Pain 6.9 7.2 Influenza-like-illness 4.4 3.5 Upper respiratory tract infection 3.2 2.5 Headache 1.7 1.3 Nasopharyngitis 1.5 1.4 Sinusitis 1.5 1.0 Hypertension 1.4 1.7 Respiratory Tract Infection Viral 1.3 1.1 Injection site swelling 1.2 0.6 Injection site erythema 1.2 1.4 Back pain 1.2 1.0 Urinary Tract Infection 1.1 0.7 Fatigue 1.1 0.6 Cough 1.0 0.4

A Phase 3, Randomized, Pooled-Vaccine, Double-Blind Clinical Trial to Evaluate Head-to-Head Safety/Tolerability and Co-Administration Interaction of VYD2311 with Approved mRNA COVID Vaccines in Adults


Day 1
End of Study
Treatment Period
Screening
(up to Day -14)
R
1:1:1
N~210
VYD2311-SD
(single dose)
mRNA Vaccine
(single dose)
Combination
VYD2311 and
mRNA Vaccine

This study will characterize the safety and tolerability, immunogenicity of COVID vaccines, pharmacokinetics of VYD2311, and neutralizing antibody titers of concomitant administrations of VYD2311 and COVID vaccines

*Final design to be aligned with FDA

CLI, COVID-19-like illness; MD, multidose; PK, pharmacokinetics, RT-PCR, reverse transcription-polymerase chain reaction; SD, single dose Reference: Invivyd. Data on File.

Possible future areas of study for REVOLUTION program Long-term follow Head-to-head efficacy Long COVID Pediatric safety + up efficacy from with mRNA vaccination prevention immunobridging DECLARATION agenda 01 The COVID Situation 02 Invivyd Antibodies 03 REVOLUTION Clinical Program 04 Future Commercial Landscape

COVID Vaccines: Big Revenue, Small Protection 18 and over vaccine efficacy (VE) reduction in hospitalization estimate from CDC $3.8B 2023–2024 vaccine dose, ≥7 days 36% FY24 7–59 days earlier 51% (45–56) U.S. Revenue 60–119 days earlier 42% (35–48) 120–179 days earlier 15% (3–26)

293,000,000 U.S. Pop 12+ 147M Flu Vaccine doses in 24-25 flu season 34.2M ~100 -112M ~146 -158M COVID vaccinated last Received a flu shot, but not COVID last Did not receive COVID or flu shot in last respiratory season respiratory season respiratory season

Broad recognition from Societies and Guidelines for Antibodies in COVID

SOCIETY / GUIDELINE	PEMGARDA OR MAB	TARGET AUDIENCE
HIV.gov	PEMGARDA	Immunodeficiency
IDSA	Pemivibart	Infectious disease
NCCN – B-Cell Lymphomas	Pemivibart	Oncology
NCCN – Infection Prevention	Pemivibart	Oncology
Immune Deficiency Foundation (IDF)	PEMGARDA	Immunodeficiency
Leukemia and Lymphoma Society (LLS)	Pemivibart	Oncology
MS Society	PEMGARDA	Rheumatology
National Kidney Foundation	PEMGARDA	Solid organ transplant
American Cancer Society	PEMGARDA	Oncology
American College of Rheumatology	mAbs	Rheumatology
American Lung Association	Pemivibart	Oncology
National Council on Aging (NCOA)	PEMGARDA	Elderly
BreastCancer.org	PEMGARDA	Oncology
CLL Society	PEMGARDA	Oncology
American Academy of Allergy, Asthma, and Immunology (AAAAI)	PEMGARDA	Immunology
Vasculitis Foundation	PEMGARDA	Rheumatology

NCCN National Comprehensive Cancer Network®

CLL SOCIETY

IDSA

Invivyd poised to deliver on ***scalable form factor for broad access***

Launch Preparation Underway *If approved